Debt - Principal Payments on Short-term and Long-Term Debt (Detail) $ in Thousands	Nov. 25, 2018 USD ($)
Maturities of Long-term and Short-term Debt [Abstract]
2019	$ 31,935
2020	0
2021	0
2022	0
2023	0
Thereafter	1,031,866
Total future debt principal payments	$ 1,063,801